Commonwealth Annuity and Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210	* 800.533.7881 — Exec Annuity Plus,
Southborough, MA 01772	Commonwealth Annuity
508-460-2400 — phone	Advantage, Immediate Variable
508-460-2401 — fax	Annuity, Commonwealth Annuity
Premier Choice

SEMI-ANNUAL REPORT — 6/30/2014

FOR CONTRACT HOLDERS OF:	EXEC ANNUITY PLUS, COMMONWEALTH ANNUITY ADVANTAGE,
IMMEDIATE VARIABLE ANNUITY, COMMONWEALTH ANNUITY PREMIER
CHOICE

September 30, 2014

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	Separate Account VA-K 1940 Act Registration Number: 811-6293 1933 Act Registration Numbers: 33-39702, 333-81861, 333-38274, 333-87099 CIK: 0000873802 Rule N30d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Shares)	1046292	August 26, 2014
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	August 25, 2014
AllianceBernstein Variable Products Series Fund, Inc. (Class B)	825316	August 21, 2014
Delaware VIP Trust (Standard and Service Class)	814230	September 8, 2014
Deutsche Investments VIT Funds (Class A)	1006373	August 21, 2014 August 21, 2014
Deutsche Variable Series II (Class A)	810573	August 21, 2014
Eaton Vance Variable Trust	1121746	August 27, 2014
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 22, 2014
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	August 20, 2014
Fidelity Variable Insurance Products Fund III (Service Class 2)	927384	August 20, 2014
Fidelity Variable Insurance Products Fund V (Initial Class)	823535	August 22, 2014
Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	September 5, 2014
Janus Aspen Series (Service Shares)	906185	August 29, 2014
MFS® Variable Insurance TrustSM (Service Class)	918571	August 28, 2014
Oppenheimer Variable Account Funds (Service Shares)	752737	August 21, 2014
Pioneer Variable Contracts Trust (Class II)	930709	August 28, 2014
T. Rowe Price International Series, Inc.	918292	August 20, 2014

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Sheila B. St. Hilaire

Sheila B. St. Hilaire
Vice President, Assistant General Counsel
and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772